The United States Life Insurance Company in the City of New York
Portfolio Director® NY SP
For Series 11.80
Summary Prospectus for New Investors
May 1, 2026
This summary prospectus summarizes key features of the Portfolio Director® NY SP Series, comprising group variable deferred annuity contracts issued by The United States Life Insurance Company in the City of New York.
Before you invest, you should also review the prospectus for the Contract, which contains more information about the Contract’s features, benefits, and risks. You can find the current prospectus and other information about the Contract online at www.corebridgefinancial.com/rs/suny/prospectus-and-reports. You can also obtain this information at no cost by calling us at 1-800-448-2542, or by writing to our Annuity Service Center, P.O. Box 15648, Amarillo, Texas 79105.
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The Contract is available to participants who receive certificates in certain employer-sponsored qualified retirement plans. The Contracts permit Participants to invest in and receive retirement benefits in one or more Fixed Account Options and/or an array of Variable Investment Options described in this prospectus. This Contract is part of your employer’s retirement program which will describe which Variable Investment Options are available to you.
The Contract is a complex investment and involves risks that may cause the value of the Contract Owner’s investment to fluctuate including potential loss of principal. When the Contract is surrendered, the value may be higher or lower than the Purchase Payments. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in surrender charges, taxes, and tax penalties, as applicable. Any amounts or obligations that we may pay are subject to our financial strength, claims-paying ability, and our long-term ability to make such payments.
The Contract may be used where you have engaged an Investment Adviser to provide investment advice regarding the periodic allocation of investments within the Contract. We call this an “Advisory Program.” The Investment Adviser must be our affiliate, VALIC Financial Advisors (“VFA”), Inc., a registered investment adviser. The Investment Adviser will charge a fee for such services, and any fee is in addition to the Contract’s fees and expenses.
Investment adviser fees deducted from the Contract may reduce the death benefit and annuity benefits, and may be subject to surrender charges, federal and state income taxes and a 10% federal penalty tax.
An employer purchasing the Contract for a retirement plan may cancel a newly purchased Contract within 20 days of receiving it without paying fees or penalties.
In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract value. You should review the prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply. The right of cancellation under this Contract does not apply to Participants in a group plan except in a limited number of states.
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Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at www.Investor.gov.

Special Terms Used in this Summary Prospectus

Account Value	The total sum of your Variable Investment Option(s) and/or Fixed Account Option(s) that has not yet been applied to your annuity payments.

Advisory Program
The investment advice service provided by your Investment Adviser. Guided Portfolio Services® is an advisory service offered by VFA. A separate investment advisory fee and agreement are required for this service, if available under an employer’s retirement plan. We do not honor investment adviser transfer requests in connection with Advisory Programs that are offered through third-party Investment
Advisers.

Advisory Program
The investment advice service provided by your Investment Adviser. Guided Portfolio AdvantageSM /
Guided Portfolio Services® are the financial advice services offered by our affiliate, VALIC Financial
Advisors, Inc., a registered investment adviser and Company subsidiary (VFA). A separate investment advisory fee and agreement are required for either of these services, if available under an employer’s retirement plan. Alternatively, you may have enrolled in an Advisory Program offered by a third-party investment adviser who is not affiliated with us. There may also be an advisory fee required by that adviser. You should ask your investment adviser about any fees charged for investment advice provided. For new investors, we no longer honor investment adviser transfer requests in connection with Advisory Programs that are offered through third-party Investment Advisers.

Annuitant	The individual (in most cases, you) to whom Payout Payments will be paid.

Beneficiary	The individual designated to receive the death benefit or Payout Payments upon the death of the annuitant.

Business Day
Any weekday that the New York Stock Exchange (“NYSE”) is open for trading. Normally, the NYSE is open Monday through Friday, from 9:30 a.m. to 4:00 p.m. Eastern time. On U.S. holidays or other days when the NYSE is closed, such as Good Friday, the Company is not open for business.

Contract Owner	The individual or entity to whom the Contract is issued.

Contract Year	A 12-month period starting with the issue date of a Contract or Participant’s Contract certificate, as applicable, and each anniversary of that date.

Contract	The group fixed and variable deferred annuity contracts summarized in this summary prospectus and described in more detail in the prospectus.

Fixed Account Option	An account that is guaranteed to earn at least a minimum rate of interest while invested in USL’s general account.

Fixed Account Plus	A type of Fixed Account Option under the Contract.

Investment Adviser
The investment adviser that you have engaged to provide services as part of an Advisory Program. We only support Advisory Programs that are offered through VFA. There are typically advisory fees associated with an Advisory Program. Those fees are separate from the Contract’s fees and charges.

USL is not an investment adviser to any Advisory Program and does not provide any advice under an Advisory Program.

Market Close	The close of regular trading on the NYSE, generally 4:00 p.m., Eastern Time, on each day the NYSE is open for business.

Net Purchase Payments	The total sum of Purchase Payments minus withdrawals and charges.

Participant	The individual (in most cases, you) who makes Purchase Payments or for whom Purchase Payments are made.

Payout Payments	Annuity payments withdrawn in a steady stream during the Payout Period.

Payout Period	The time when you begin to withdraw your money in Payout Payments.

Platform Charge	A fee we charge in order to make certain underlying Portfolio Companies available as an investment option under the Contract.

Portfolio Company
The investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in USL Separate Account RS. Also referred to as Mutual Fund or Fund.

Purchase Payment	An amount of money you or your employer pay to USL to receive the benefits of a Contract.

Purchase Period	The accumulation period or time between your first Purchase Payment and the beginning of your Payout Period (or surrender).

Short-Term Fixed Account	A type of Fixed Account Option under the Contract.

USL (we, us, our)	The United States Life Insurance Company in the City of New York.

Variable Investment Option (or Division)	Any variable investment option under the Contract. Each Variable Investment Option invests in the shares of a single Fund.

Key Information

Important Information You Should Consider About the Contract
	FEES AND EXPENSES			Location in Prospectus
Are There Charges or Adjustments for Early Withdrawals?	No. There are no surrender or withdrawal charges under the Contract.			Fee Table Charges and Adjustments – Surrender Charge
Are There Transaction Charges?
Yes. You may be charged for other transactions other than surrenders.
•In certain states, you may be subject to a loan application fee and loan interest if you request a loan under the Contract.
•If you transfer amounts from the Fixed Account Plus option to another investment option under the Contract (or to another funding entity while you are still employed with the group) in excess of the annual limit, you may be subject to a charge of 5% on the excess amount transferred.
•There may also be taxes on Purchase Payments.
				Fee Table Charges and Adjustments
Are There Ongoing Fees and Expenses?
Yes. The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected. The fees and expenses do not reflect any advisory fees paid to an investment adviser from the Contract. If such charges were reflected, the fees and expenses would be higher. Interest on Contract loans is not reflected below.
				Charges and Adjustments
	Annual Fee	Minimum	Maximum
	Base Contract[1]	0.20%	0.20%
	Portfolio Company fees and expenses[2]	0.015%	0.89%
	1 As a percentage of average daily net asset value allocated to a Variable Account Option. [2] As a percentage of Portfolio Company net assets.
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost: $220	Highest Annual Cost: $1,111
Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of
Contract Classes and Portfolio
Company fees and expenses
•No optional benefits
•No sales charge or advisory fees
•No additional Purchase Payments,
transfers, or withdrawals

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of
Contract Classes, optional
benefits, and Portfolio Company
fees and expenses
•No sales charge or advisory fees
•No additional Purchase Payments,
transfers, or withdrawals

	RISKS	Location in Prospectus
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in this Contract, including your principal investment.	Principal Risks of Investing in the Contract
Is this a Short-Term Investment?
•No. This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
•Withdrawals may reduce or terminate Contract guarantees and may result in taxes and tax penalties.
•If you select the Fixed Account Plus option for investment, your ability to transfer amounts from that option is subject to an annual limit. It may take several years to transfer all amounts from the Fixed Account Plus option. If you transfer amounts from the Fixed Account Plus option in excess of that annual limit (including withdrawals from the Fixed Account Plus option for the purpose of transferring assets to another funding entity), you may be subject to a charge.
•The benefits of tax deferral, if applicable, and long-term income mean the
Contract is generally more beneficial to investors with a long investment time horizon.

What Are the Risks Associated with Investment Options?
•An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the
Investment Options available under the Contract.
•Each Variable Investment Option and each Fixed Account Option has its own unique risks.
•You should review the Variable Investment Options and Fixed Account
Options before making an investment decision.

Whar Are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to us, USL. Any obligations (including under any Fixed Account Options), guarantees, and benefits of the Contract are subject to the claims-paying ability of USL. If we experience financial distress, we may not be able to meet our obligations to you. More information about us, including our financial strength ratings, is available upon request by calling 1-800-448-2542 or visiting
www.corebridgefinancial.com/rs.

	RESTRICTIONS	Location in Prospectus
Are There Restrictions on the Investment Options?
•Yes. There are restrictions that may limit the Variable Investment Options and Fixed Account Options that you may choose as well as limitations on the transfer of the contract value among the Variable Investment Options and Fixed Account Options. Certain Investment Options may not be
available under your Contract.
•You may transfer funds between the Investment Options, subject to certain restrictions.
•If you are enrolled in an Advisory Program, you are personally prohibited from making transfers among Investment Options in the Contract. During such period, transfer instructions may only be provided by the Investment
Adviser. If you terminate the Advisory Program, you may make transfers among the Investment Options subject to certain restrictions.
•Transfers between the Investment Options, as well as certain purchases and redemptions, are subject to policies designed to deter market timing and frequent transfers.
•Transfers to and from the Fixed Account Options are subject to special restrictions.
•We reserve the right to remove or substitute Portfolio Companies as
Investment Options
•We reserve the right to stop accepting additional Purchase Payments
Variable Account Options and Fixed Account Options Transfers Between Investment Options
Are There any Restrictions on Contract Benefits?
•If you are participating in an Advisory Program and your Investment
Adviser’s fees are deducted from your Contract, the deduction of those fees may reduce the death benefit and any other guaranteed benefit, and may be subject to surrender charges, federal and state income taxes and a
10% federal penalty tax.
Advisory Program Taxes
TAXES
What Are the Contract’s Tax Implications?
•You should consult with a tax professional to determine the tax implications of an investment in and payments received under the
Contract.
•If you purchase the Contract through a tax-qualified plan, there is no additional tax benefit under the Contract.
•Withdrawals, including withdrawals to pay your Investment Adviser’s fees, may be subject to ordinary income tax. You may have to pay a tax penalty if you take a withdrawal before age 59½.
Taxes

	CONFLICTS OF INTEREST	Location in Prospectus
How Are Investment Professionals Compensated?
Your investment professional may receive compensation for selling this
Contract to you in the form of commissions, additional cash compensation, and non-cash compensation. We may share the revenue we earn on this
Contract with your investment professional’s firm, which may be an affiliate.
This conflict of interest may influence your investment professional to recommend this Contract over another investment for which the investment professional is not compensated or compensated less.
You may determine to engage our affiliate registered investment adviser, VFA, to provide investment advice to you for the Contract. VFA will charge an
Advisory Program Fee. We do not set your investment advisory fee. While
USL will deduct the Advisory Program Fee from your Account Value based on instructions from your Investment Adviser, we do not retain any portion of these fees. USL, as an affiliate of VFA, will indirectly benefit from VFA’s receipt of Advisory Program Fees.
In addition, investment professionals and their managers are eligible for benefits from us or our affiliates, such as non-cash compensation items.
One or more of these conflicts of interest may influence your investment professional to recommend this Contract over another investment.
Description of Insurance Company, Registered Separate Account, and Investment Options Advisory Program
Should I Exchange My Contract?
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange a contract you already own only if you determine, after comparing the features, fees, and risks of both contracts as well as any fees or penalties to terminate the existing contract, that it is preferable for you to purchase the new contract rather than continue to own your existing contract.

Overview of the Contract

Purpose of the Contract
The Contract is designed to help you invest on a tax-deferred basis, meet long-term financial goals, and plan for your retirement. You can accumulate assets by investing in the Contract’s Investment Options and then later convert those accumulated assets into a stream of guaranteed income payments from us. The Contract includes a death benefit that may help financially protect your Beneficiary or Beneficiaries in the event of your death.
This Contract may be appropriate for you if you have a long investment time horizon and the Contract’s terms and conditions are consistent with your financial goals. It is not intended for people whose liquidity needs require early or frequent withdrawals or for people who intend to frequently trade in the Contract’s Investment Options.
The Contract is used in connection with employer-sponsored qualified retirement plans, for which the employer is the Contract owner and participating employees receive certificates related to the Contract.
If you are enrolled in an Advisory Program, Advisory Program fees deducted from your Contract may reduce the death benefit and any other guaranteed benefits and may be subject to surrender charges, federal and state income taxes and a 10% federal penalty tax. Please see Advisory Program in the “Benefits Available Under the Contract” section later in the prospectus.
Phases of the Contract
Like all deferred annuities, the Contract has two phases: (1) a Purchase Period (for savings) and (2) a Payout Period (for income).
Purchase Period. During the Purchase Period, you invest your money under the Contract in one or more available Variable Investment Options and Fixed Account Options to help you build assets on a tax-deferred basis. The Variable Investment Options and Fixed Account Options may be referred to together as Investment Options and include:
•
Variable Investment Options. When you invest in a Variable Investment Option, you are indirectly investing in the Variable Investment Option’s underlying Portfolio Company. The Portfolio Companies have different investment objectives, strategies, and risks. You can gain or lose money if you invest in a Variable Investment Option.

Additional information about each Portfolio Company is provided in an appendix to this prospectus. Please see APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.
•
Fixed Account Options. When you invest in a Fixed Account Option (Fixed Account Plus or Short-Term Fixed Account), your principal is guaranteed and earns interest based on a rate set and guaranteed by us.
The amount of money you accumulate during the Purchase Period depends (in part) on the performance of the Investment Options you choose. You may transfer money between Investment Options during the Purchase Period, subject to certain restrictions. Your accumulated assets impact the value of your benefits during the Purchase Period, including the death benefit and the amount available for withdrawal.
Payout Period. When you are ready to receive guaranteed income under the Contract, you can switch to the Payout Period, at which time you will start to receive Payout Payments from us. This is also referred to as “annuitizing” the Contract. You generally decide when to annuitize. You can choose from the available payout options, which may provide income for life, for a guaranteed period of time, or a combination of both. You can also choose to receive Payout Payments on a variable or fixed basis, or a combination of both. If the Payout Payments are made on a fixed basis, the dollar amount of each payment will be the same. If the Payout Payments are made on a variable basis, the dollar amount for the payments will fluctuate.
The death benefit from the Purchase Period does not apply during the Payout Period. Any amount payable upon death during the Payout Period depends on the payout option selected. You cannot take withdrawals of Account Value or surrender the Contract during the Payout Period.
Contract Features
Retirement Plan Terms and Conditions. The Contract is designed to be purchased by an employer for use in a retirement plan. Your participation in a group Contract will be subject to the terms and conditions of your retirement plan and applicable law, which may limit your ability to take certain actions under the Contract.
Accessing Your Money. You may withdraw money from the Contract at any time during the Purchase Period. If withdrawals are made from the Contract, you may have to pay a surrender charge and/or federal and state income taxes, including a tax penalty if you are younger than age 59½. Withdrawals may negatively impact the value of your benefits under the Contract.

Tax Treatment. Money can be transferred between Investment Options without tax implications, and earnings (if any) on your investments are generally tax-deferred. Earnings and untaxed contributions are not taxed until they are distributed, which may occur when making a withdrawal, upon receiving a Payout Payment, or upon payment of the death benefit. You do not receive any additional tax benefit under the Contract because the Contract is issued through a tax-qualified plan.
Death Benefit. If you die during the Purchase Period, we pay a death benefit to your Beneficiary or Beneficiaries. The Contract has a standard death benefit for no additional fee.
Additional Features and Services. Additional features and services under the Contract are summarized below. There are no additional charges associated with these features and services unless otherwise noted. Not all features and services may be available under your Contract.
•
Systematic Withdrawals. This program allows you to automatically receive withdrawals on a regular basis during the Purchase Period.
•
Loans. Tax-free loans may be taken under tax-qualified Contracts, providing additional access to your money in the Fixed Account Options. You will incur interest on an outstanding loan. Loans are subject to restrictions, including a $1,000 minimum loan amount. You may not be able to take a loan under your Contract. We may charge up to $75 for a loan application fee for each loan if permissible by your state.
•
Guided Portfolio Services®. The GPS Portfolio Manager Program is the Advisory Program offered by our affiliated registered investment adviser, VALIC Financial Advisors, Inc.(“VFA”), to help manage your Account Value. VFA offers the Advisory Program through its investment adviser representatives. It is an advice and asset management program offered to individuals in connection with their participation in certain employer-sponsored retirement plans. The Advisory Program is available to Participants in retirement plan accounts where the Contract is issued by USL. A separate investment advisory fee and agreement with VFA is required for this service, if available under an employer’s retirement plan. More information about the GPS Portfolio Manager Program may be requested by contacting VFA at 866-544-4968 or it is also available free of charge on our website at www.corebridgefinancial.com/rs/prospectus-and-reports/vfa-form-adv-materials
Benefits Available Under the Contract

The following tables summarize information about the benefits available under the Contract.
Benefits
Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions / Limitations
Standard Death Benefit	Provides a death benefit based on the greater of Account Value or net Purchase Payments	Standard	No Charge
•Payable only during the Purchase Period
•Payable if death occurs at any age
•Withdrawals, including withdrawals to pay
your advisory fees, may significantly
reduce the benefit
•If you have elected to enroll in the
Advisory Program, the Advisory Program
Fees may reduce the death benefit.

Systematic Withdrawals	Allows you to automatically receive withdrawals on a regular basis during the Purchase Period	Optional	No Charge	•No more than one systematic withdrawal election may be in effect at any time •We reserve the right to discontinue any or all systematic withdrawals or to change the terms at any time

Benefits
Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions / Limitations
Loans	Provides tax-free access to amounts invested in Fixed Account Options	Optional	$75 application fee (per loan, where permitted by state law1) Maximum net interest rate 6%	•Available only during the Purchase Period •May not be taken against amounts invested in Variable Investment Options •Interest will accrue on outstanding loan amounts •Minimum loan amount is $1,000
Advisory Program	The investment advice service provided by your Investment Adviser	Optional	Not applicable
•A separate investment advisory fee and
agreement is required
•May not be available under your
employer’s retirement plan or in
connection with your Contract
•If you pay any investment adviser fee from
the Contract, any deduction may reduce
the death benefit and annuity benefits, and
may be subject to surrender charges,
federal and state income taxes and a 10%
federal penalty tax.
•Currently, we do not honor investment
adviser transfer requests in connection
with Advisory Programs that are offered
through third-party Investment Advisers.
•You are encouraged to discuss the
Advisory Program with your financial
professional and the impact that Advisory
Program Fees may have on your Contract
Value before electing to enroll in the
Advisory Program. For more information
about how the deduction of Advisory
Program Fees may affect your Contract,
please see Impact of Advisory Fees in
the “Description of Insurance Company,
Registered Separate Account, and
Investment Options” and “Annuity Period”
sections for more details..

1 For more information about where applicable loan fees are permitted, please see “Appendix B – State Contract Variability” in the Prospectus.

Buying the Contract

Purchasing the Contract
If you are an employer purchasing a group Contract in connection with a retirement plan, you may purchase a Contract through licensed insurance agents who are registered representatives of broker-dealers. If you are an employee seeking to participate in your employer’s group Contract, you may establish an account through your employer. Your employer will be responsible for furnishing the necessary information (including enrollment information and allocation instructions) and remitting the initial Purchase Payment to us.
When an initial Purchase Payment is accompanied by an application (or enrollment form), we will promptly either:
(a)
Accept the application and establish your account within 2 Business Days;
(b)
Request additional information to correct or complete the application. We will return the Purchase Payment within 5 Business Days if the requested information is not provided, unless you otherwise so specify. Once we have the requested information, we will establish your account effective the date we accept your application; or
(c)
Reject the application and return the initial Purchase Payment.
If we receive an initial Purchase Payment from your employer before we receive your completed application (or enrollment form), we will not be able to establish a permanent account for you. If this occurs, we will either return the Purchase Payment, deposit the Purchase Payment into an employer-directed account, or deposit the Purchase Payment into a starter account.
Purchase Payments
Any contribution that you make into the Contract is a Purchase Payment. The initial Purchase Payment is the money you initially contribute to the Contract when purchasing the Contract or opening an account. For periodic payment Contracts, each contribution thereafter is a Subsequent Purchase Payment. If you are participating in an employer-sponsored retirement plan, your employer is responsible for remitting Purchase Payments to us.
The maximum single payment that may be applied to any account without our prior approval is $1,000,000.
Minimum initial and Subsequent Purchase Payments are as follows:
Contract Type	Initial Purchase Payment	Subsequent Purchase Payment
Periodic Payment	$30	$30
Single Payment	$1,000	Not Applicable
Periodic payment minimums apply to each periodic payment made. The single payment minimum applies to each account.
Crediting and Allocating Purchase Payments
A Purchase Payment must be in “good order” before it can be posted to your account. “Good order” means that all required information and/or documentation has been supplied and that the funds (check, wire, or ACH) clearly identify for whom the Purchase Payment is to be applied. See When Your Account Will be Credited in the “Purchases and Contract Value” section of the prospectus for specific information that we will require for a Purchase Payment to be in good order.
We will credit a Purchase Payment to your account as follows:
•
Initial Purchase Payment. Once we receive the completed application (or enrollment form) and the initial Purchase Payment in good order, we will accept the application and establish your account within 2 Business Days. We will apply your Purchase Payment by crediting that amount to your account, effective the date we accept your application. If you do not give us all of the information we need, we will contact you to get it before we make any allocation. If for some reason we are unable to complete this process within 5 Business Days, we will either send back your money or get your permission to keep it until we get all of the necessary information.
•
Subsequent Purchase Payments. If a subsequent Purchase Payment is received on a Business Day in good order by our bank by Market Close, the appropriate account(s) will be credited on that Business Day. Purchase Payments received in good order after Market Close or on a non-Business Day will be credited the next Business Day.
When we credit a Purchase Payment to your account, we will allocate the Purchase Payment among the Investment Options based on the allocation instructions applicable to that Purchase Payment.
We may establish an account for you at the direction of your employer if your employer provides such direction on a form acceptable to USL and accompanied by certain necessary information. Under such circumstances, we will deposit your Purchase Payment in an “Employer-Directed” account invested in a Money Market Division, or other Investment Options chosen by your employer. In situations where we have your name, address and SSN, but do not have an agreement with your employer for employer-directed accounts, we will deposit your Purchase Payment in a “starter” account invested in the Money Market Division option available for your plan or other Investment Options chosen by your employer and request the information necessary to complete the application. If we do not receive the necessary information within 105 days, we may return the Purchase Payment to your employer or convert the account to an “unsolicited” account which would be subject to many of the same restrictions as a starter account.
Making Withdrawals: Accessing the Money in Your Contract

Purchase Period
During the Purchase Period, you may withdraw all or part of your Account Value at any time if allowed by applicable law and your retirement plan. The following table highlights certain important information regarding withdrawals under the Contract.
Surrender Charges and Taxes	Your withdrawal may be subject to surrender charges and taxes, including a 10% federal tax penalty if you are younger than age 59½.

In any Contract Year, up to 10% of the Account Value may be withdrawn without a surrender charge. The surrender charge will generally apply to any amount withdrawn that exceeds this 10% limit. The percentage withdrawn will be determined by dividing the amount withdrawn by the Account Value just prior to the withdrawal. If more than one withdrawal is made during a Contract Year, each percentage will be added to determine at what point the 10% limit has been reached.

Negative Impact on Contract values	A withdrawal will reduce the value of your Contract and may reduce the value of the death benefit (perhaps significantly).
Internal Revenue Code or Retirement Plan	Depending on the circumstances, the Internal Revenue Code or your retirement plan may restrict your ability to take withdrawals.

When you take a partial withdrawal, you may specify an amount to be taken from each Investment Option in which you are invested, or that the amount should be withdrawn pro-rata against all of your Investment Options. If you do not specify, the withdrawal will be taken pro-rata against all of your Investment Options.
Withdrawing all of the money in your Contract (also known as a full surrender) will terminate your account. If your Account Value falls below $300, and you do not make any Purchase Payments for at least two years, we may terminate your account and pay the Account Value to you.
The surrender value in a Fixed Account Option will never be less than the Purchase Payments allocated to the Fixed Account Option (less amounts transferred to a Variable Investment Option or withdrawn from the Fixed Account Option).
Payout Period
Once the Payout Period begins, you will receive Payout Payments from your Contract under the selected payout option. You cannot make withdrawals of your Account Value during the Payout Period.
Requesting a Surrender or Withdrawal
If you would like to access all or a portion of your Account Value during the Purchase Period, you must complete a surrender request form in good order or information required in other approved media. Submit your request to our Annuity Service Center, P.O. Box 15648, Amarillo, Texas 79105. Good order means that all paperwork is complete and signed or approved by all required persons, and any necessary supporting legal documents or plan forms have been received in correct form.
We will send via EFT or by mail a check with the surrender value to you within seven calendar days after we receive your request if it is in good order. Under certain circumstances, we may be permitted or required by applicable law to delay payment.
If you wish to receive automatic withdrawals, you may enroll in a systematic withdrawal program under the Contract, if available.

Additional Information About Fees

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from an Investment Option or from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected. The fees and expenses below do not reflect any advisory fees paid to your Investment Adviser from Contract or other assets. If such charges were reflected, the fees and expenses would be higher.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender, or make withdrawals from an Investment Option or from the Contract, or transfer Contract value between Investment Options. State premium taxes may also be deducted.
Transaction Expenses
Deferred Sales Load (or Surrender Charge) (as a percentage of purchase payments or amount surrendered, as applicable)	None
Maximum Loan Application Fee (per loan)	$75
Transfer Fee	5.00% (1)
Footnote to Transaction Expenses
(1) Transfers from the Fixed Account Plus option are limited to 20% per Participant Year. Transfers in excess of this limitation will be permitted; however, the excess amount transferred will be subject to a charge of 5% on the excess amount transferred. Withdrawals from the Fixed Account Plus Option to another funding entity are considered “transfers” for purposes of this limitation. See the “Charges and Adjustments” section.
The next table describe the fees and expenses that you will pay each year during the time that you own the Contract (not including Portfolio Company fees and expenses).
If you have chosen to purchase an optional benefit, you pay additional charges, as shown below.
Annual Contract Expenses
Administrative Expenses (also referred to as a Maintenance Charge)	None

Annual Fees	Current	Maximum
Base Contract Expenses(1) (as a percentage of average daily net asset value allocated to the Variable Investment Options)	0.20%	0.20%

Optional Benefit Expenses
Loan Interest Charges (as a percentage of average daily value allocated to the Fixed Account Option)	Current Annual Fee Rate
Non-ERISA Contracts(2)	3.00 – 6.00%(4)
ERISA Contracts(3)	5.50%(5)
Footnotes to Annual Contract Expenses
(1) Also referred to as “Separate Account Charges.” For additional information, see Separate Account Charges in the “Charges and Adjustments” section.
(2) Contracts that are not issued as part of a retirement plan subject to The Employee Retirement Income Security Act of 1974 (ERISA) including 457 Plans and retirement plans administered by government entities and churches, as well as IRAs and Non-Qualified Deferred Annuities.
(3) Contracts that are issued as part of employer-sponsored retirement plans subject to ERISA including 401(k) and certain 403(b) defined contribution plans.
(4)  The Non-ERISA Loan Interest Charges will vary based on the Guaranteed Minimum Interest Rate (GMIR) on your contract. Please refer to your contract for your GMIR.
(5) The ERISA Loan Interest Charges are variable rates based upon an index prescribed under applicable state insurance rules for policy loans. Loan Interest Charges for an existing loan will not increase, but may decrease, during the term of the loan.
Annual Portfolio Company Expenses
The next table shows the minimum and maximum total operating expenses charged by the Portfolio Companies that you may pay periodically during the time that you own the Contract. Expenses shown may change over time and may be higher or lower in the future. These amounts also include applicable Platform Charges if you choose to invest in certain Portfolio Companies. A complete list of Portfolio Companies available under the Contract, including their annual expenses, may be found at the back of this document.
Annual Portfolio Company Expenses (expenses that are deducted from Portfolio Company assets, including management fees, distribution and/or service (12b-1) fees (if applicable), and other expenses)	Minimum(1)	Maximum(2)
	0.015%	0.89%
Footnotes to Annual Portfolio Company Expenses
(1) The Portfolio Company with the lowest total annual fund operating expenses is the Fidelity 500 Index.
(2) The Portfolio Company with the highest total annual fund operating expenses is the Impax Global Environmental Markets Institutional Shares.
Examples
These Examples are intended to help you compare the cost of investing in the Variable Investment Options with the cost of investing in other annuity contracts that offer variable options. These costs include transaction expenses, annual Contract expenses, and annual Portfolio Company expenses. The Examples do not reflect any advisory fees paid to your Investment Adviser from the Contract or other assets. If these fees and charges were reflected, the costs would be higher.
The Examples assume all Contract value is allocated to the Variable Investment Options. Your costs could differ from those shown below if you invest in the Fixed Account Options.
The Examples assume that you invest $100,000 in the Variable Investment Options for the time periods indicated. The Examples also assume your investment has a 5% return each year and assumes the most expensive combination of annual Portfolio Company Expenses as well as optional benefits available for an additional charge. Your actual costs may be higher or lower.
The first set of examples assumes the most expensive combination of annual Contract expenses and annual Portfolio Company expenses. Based on these assumptions, your costs would be:
(1) If you surrender your Contract at the end of the applicable time period:
1 Year	3 Years	5 Years	10 Years
$1,111	$3,469	$6,018	$ 13,564
(2) If you annuitize your Contract or you do not surrender your Contract:
1 Year	3 Years	5 Years	10 Years
$1,111	$ 3,469	$6,018	$13,564
The second set of examples assumes the least expensive combination of annual Contract expenses and annual Portfolio Company expenses. Based on these assumptions, your costs would be:
(1) If you surrender your Contract at the end of the applicable time period:
1 Year	3 Years	5 Years	10 Years
$220	$693	$ 1,214	$2,756
(2) If you annuitize your Contract or you do not surrender your Contract:
1 Year	3 Years	5 Years	10 Years
$220	$693	$ 1,214	$ 2,756

Appendix A — Investment Options Available Under the Contract

The availability of certain Portfolio Companies can vary based on your employer. Refer to your employer’s retirement program documents for a list of the employer-selected Portfolio Companies available in your Contract and any limitations on the number of Portfolio Companies you may choose. All Portfolio Companies may not be available for all plans or Contracts.
The following is a list of Portfolio Companies available under the Contract. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at www.corebridgefinancial.com/rs/suny/prospectus-and-reports. You can also request this information at no cost by calling 1-800-448-2542.
The current expenses and performance information below reflect fees and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company’s past performance is not necessarily an indication of future performance.
Type/Investment Objective	Portfolio Company and Adviser/Subadviser[1]	Current Expenses	Average Annual Total Returns (as of Dec. 31, 2025)
			1 Year	5 Year	10 Year (or life of fund)
Target Date Funds	Vanguard Target Retirement 2020 Fund Adviser: The Vanguard Group, Inc.	0.08%	12.15%	4.77%	6.87%
	Vanguard Target Retirement 2025 Fund Adviser: Vanguard	0.08%	14.60%	5.90%	7.87%
	Vanguard Target Retirement 2030 Fund Adviser: Vanguard	0.08%	16.24%	6.83%	8.66%
	Vanguard Target Retirement 2035 Fund Adviser: Vanguard	0.08%	17.54%	7.71%	9.40%
	Vanguard Target Retirement 2040 Fund Adviser: Vanguard	0.08%	18.76%	8.57%	10.13%
	Vanguard Target Retirement 2045 Fund Adviser: Vanguard	0.08%	19.99%	9.41%	10.74%
	Vanguard Target Retirement 2050 Fund Adviser: Vanguard	0.08%	21.41%	9.95%	11.02%
	Vanguard Target Retirement 2055 Fund Adviser: Vanguard	0.08%	21.43%	9.96%	11.02%
	Vanguard Target Retirement 2060 Fund Adviser: Vanguard	0.08%	21.42%	9.96%	11.02%
	Vanguard Target Retirement 2065 Fund Adviser: Vanguard	0.08%	21.43%	9.98%	10.62%*
	Vanguard Target Retirement 2070 Fund Adviser: Vanguard	0.08%	21.42%	N/A	16.13%*
	Vanguard Target Retirement Income Fund Adviser: Vanguard	0.08%	11.31%	3.82%	5.33%

Type/Investment Objective	Portfolio Company and Adviser/Subadviser[1]	Current Expenses	Average Annual Total Returns (as of Dec. 31, 2025)
			1 Year	5 Year	10 Year (or life of fund)
Index Funds	Fidelity 500 Index Adviser: Fidelity Management & Research Company LLC Sub-Adviser: Geode Capital Management, LLC	0.015%	17.86%	14.41%	14.81%
	Vanguard FTSE Social Index I Adviser: Vanguard	0.03%	17.31%	13.54%	15.17%
	Fidelity Mid Cap Index Adviser: Fidelity Sub-Adviser: Geode	0.025%	10.57%	8.67%	11.01%
	Fidelity Small Cap Index Adviser: Fidelity Sub-Adviser: Geode	0.025%	12.93%	6.20%	9.76%
	Fidelity Total International Index Adviser: Fidelity Sub-Adviser: Geode	0.06%	32.62%	7.87%	8.40%
	Fidelity U.S. Bond Index Adviser: Fidelity Sub-Adviser: Geode	0.03%	7.13%	-0.43%	1.96%
Actively Managed Funds	Allspring Core Plus Bond – Class R6 Adviser: Allspring Funds Management, LLC Sub-Adviser: Allspring Global Investments, LLC	0.30%	7.41%	0.34%	2.84%
	EUPAC Fund– Class R6 Adviser: Capital Research and Management Company	0.47%	29.18%	4.59%	8.46%
	Fidelity Advisor Focused Emerging Markets – Class Z Adviser: Fidelity	0.80%	40.26%	5.47%	10.71%
	Fidelity Inflation-Protected Bond Index Adviser: Fidelity	0.05%	6.79%	1.04%	3.03%
	Franklin Small Cap Value – Class R6 Adviser: Franklin Mutual Advisers, LLC	0.60%	7.67%	9.14%	10.16%
	Impax Global Environmental Markets – Institutional Class Adviser: Impax Asset Management LLC Sub-Adviser: Impax Asset Management Ltd.	0.89%	13.97%	5.84%	9.97%
	JPMorgan Large Cap Growth – Class R6 Adviser: J.P. Morgan Investment Management Inc.	0.44%	14.40%	12.97%	18.56%
	Nuveen Core Impact Bond – Class R6 Adviser: Teachers Advisors, LLC	0.35%	-7.50%	-0.10%	2.32%
	Parnassus Core Equity – Investor Shares Adviser: Parnassus Investment, LLC	0.81%	11.64%	11.41%	13.32%
	PGIM High Yield – Class R6 Adviser: PGIM Fixed Income Sub-Adviser: PGIM Limited	0.38%	9.14%	4.60%	6.59%
	T. Rowe Price Diversified Mid-Cap Growth – I Class Adviser: T. Rowe Price Associates, Inc.	0.67%	10.54%	7.36%	12.95%
	Vanguard Equity- Income – Admiral Shares Advisers: Vanguard and Wellington Management Company LLP	0.17%	17.22%	12.82%	11.73%
	Vanguard Explorer – Admiral Shares Advisers: Vanguard, ArrowMark Colorado Holdings, LLC, ClearBridge Investments, LLC, Stephens Investment Management Group, LLC, Wellington Management Company LLP	0.28%	7.23%	4.88%	11.47%
	Vanguard Federal Money Market – Investor Class Adviser: Vanguard	0.11%	4.22%	3.20%	2.14%
	Victory Sycamore Established Value – Class R6 Adviser: Victory Capital Management Inc.	0.54%	2.68%	9.95%	10.98%

* Since inception of the Portfolio Company
1 The following adviser/sub-adviser abbreviations are used in this table:
•
Fidelity – Fidelity Management & Research Company LLC
•
Geode – Geode Capital Management, LLC
•
Vanguard – The Vanguard Group
Fixed Account Options
The following is a list of Fixed Account Options currently available under the Contract. We may change the features of the Fixed Account Options listed below, offer new Fixed Account Options, and terminate existing Fixed Account Options. We will provide you with written notice before doing so.
Note: If amounts are withdrawn from a Fixed Account Option before the end of its term, we may apply a Contract Adjustment. This may result in a significant reduction in your Contract value.

Name	Term	Minimum Guaranteed Interest Rate
Fixed Account Plus	1-Year	1%
Short-Term Fixed	1-Year	1%

* * *
This summary prospectus incorporates by reference the statutory prospectus and Statement of Additional Information (SAI) for the Contract, both dated May 1, 2026, as may be amended or supplemented from time to time. The SAI may be obtained free of charge in the same manner as the prospectus.
EDGAR Contract Identifier: C000257296
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All Rights Reserved.